                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 8, 2002

                                 [KEYCORP LOGO]
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Ohio                        0-850                   34-6542451
----------------------------   ----------------------       ------------------
(State or other jurisdiction   Commission File Number       (I.R.S. Employer
    of incorporation or                                     Identification No.)
       organization)


  127 Public Square, Cleveland, Ohio                             44114-1306
----------------------------------------                    ------------------
    (Address of principal executive                               (Zip Code)
               offices)


       Registrant's telephone number, including area code: (216) 689-6300

ITEM 5. OTHER EVENTS

Robert T. Clutterbuck, currently Chief Executive Officer of Key Capital Partners and McDonald Investments Inc. and Senior Executive Vice President of KeyCorp, announced today that he will be retiring from those positions effective immediately. He will become Vice Chairman of McDonald Investments Inc. and will assist in the management transition. Robert G. Jones has been named Chief Executive Officer of McDonald Investments Inc., in addition to his current positions as President of Key Capital Partners and Executive Vice President of KeyCorp. This announcement, dated August 8, 2002, is attached as Exhibit 99.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 The Registrant's August 8, 2002, announcement of Robert T. Clutterbuck's retirement.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         KEYCORP
                                          --------------------------------------
                                                      (Registrant)


Date:  August 8, 2002                             /s/ Thomas C. Stevens
                                          --------------------------------------
                                          By:   Thomas C. Stevens
                                                Vice Chairman,
                                                Chief Administrative Officer
                                                and Secretary